                                                WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

    BOARD OF DIRECTORS
      Lorraine Chang
      John W. Hancock
      Richard D. Holland
      Thomas R. Pansing, Jr.
      Delmer L. Toebben
      Wallace R. Weitz

    OFFICERS
      Wallace R. Weitz, President
      Mary K. Beerling, Vice-President & Secretary
      Linda L. Lawson, Vice-President
      Richard F. Lawson, Vice-President

    INVESTMENT ADVISER
      Wallace R. Weitz & Company

    DISTRIBUTOR
      Weitz Securities, Inc.

    CUSTODIAN
      Norwest Bank Minnesota, N.A.

    TRANSFER AGENT AND DIVIDEND PAYING AGENT
      Wallace R. Weitz & Company

    SUB-TRANSFER AGENT
      National Financial Data Services, Inc.

    This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

      510189

                              PARTNERS VALUE FUND

                                   QUARTERLY

                                     REPORT

                               SEPTEMBER 30, 1999

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX
                               www.weitzfunds.com

                 (This page has been left blank intentionally.)

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended September 30, 1999, calculated in accordance with SEC standardized formulas.

PERIOD ENDED                PARTNERS II           S&P 500            PERIOD ENDED        PARTNERS VALUE       S&P 500
------------                -----------           -------            ------------        --------------       -------
12/31/83                             9.9%                4.2%+       12/31/94                       -9.0%         1.3%
12/31/84                            14.5                 6.3         12/31/95                       38.7         37.5
12/31/85                            40.7                31.7         12/31/96                       19.2         22.9
12/31/86                            11.1                18.7         12/31/97                       40.6         33.4
12/31/87                             4.3                 5.3         12/31/98                       29.1         28.6
12/31/88                            14.9                16.5         9/30/99                        15.2          5.4++
12/31/89                            20.3                31.6
12/31/90                            -6.3                -3.1         Cumulative                  1,413.9      1,191.2
12/31/91                            28.1                30.2
12/31/92                            15.1                 7.6         Average Annual
12/31/93                            23.0                10.1         Compound Growth
                                                                     (Since inception
                                                                     June 1, 1983)                  18.1         16.9

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended September 30, 1999, was 32.0%, 27.0%, and 18.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 6/1/83 through 12/31/83
++Return is for the period 1/1/99 through 9/30/99

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND

                     SEPTEMBER 30, 1999 - QUARTERLY REPORT

                                                                 October 4, 1999

Dear Fellow Shareholder:

      In the 3rd quarter of 1999, the Partners Value Fund declined by 2.7% (after expenses), while the S&P 500 fell by 6.2%. This brings our gain for the year to +15.2% vs. +5.4% for the S&P 500.

      The table below shows the fund's returns over various intervals and compares it to the performances of the S&P 500 (very large companies), the Russell 2000 (an index of smaller company stocks), and our peer group of mutual funds (according to Lipper Analytical Services). All of the performance data assume reinvestment of dividends and are calculated after deducting expenses.

                                                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                            ------        -------        -------        --------
PARTNERS VALUE FUND                                          32.0%          30.7%          27.0%          18.2%
S&P 500 Index                                                27.8           25.1           25.0           16.8
Russell 2000 Index                                           19.2            8.7           12.4           10.9
Average Growth and Income Fund                               20.6           17.3           19.0           13.5

PORTFOLIO REVIEW

      Stocks in general have been weaker than the major market indexes would indicate. More than half of the S&P 500 stocks are down for the year, the average stock is down over 20% from its 1999 high, and so on. Our total return through September has held up primarily because of strength in our media and telecommunications stocks, but many of our financial service and real estate stocks have been very weak. I don't think this is really bad news, because the (presumably temporary) decline creates opportunity for us.

      We went into the 3rd quarter with very high cash and other reserves (37%), and during the quarter, our fund received net new funds from investors of over $150 million. As the market weakened, we bought more of several of our favorite stocks and added a few new companies to the portfolio. In addition to deploying the new cash, we reduced our reserves to 27% of the portfolio.

      I have no idea where the bottom of the current decline will be -- I would not be surprised by a further correction of the excesses of the '90's -- but I feel very good about the stocks in our portfolio. Here are some examples:

BANKS -- Greenpoint, Golden State, and Washington Mutual are large, profitable, growing banks selling at about 7 times next year's earnings per share and buying back their own stock.

With modest earnings growth and some P/E multiple expansion, 50% total returns over the next 2-3 years seem like a realistic possibility. Several other banks in our portfolio have similar potential.

REAL ESTATE -- Host Marriott, Hilton, Forest City, and Catellus are all selling at discounts to the current liquidation values of their underlying real estate, and each is generating strong cash flows that are available for dividends, acquisitions, and stock buybacks. Host Marriott is a real estate investment trust (REIT) that owns luxury and full-service hotels such as Ritz Carlton, Four Seasons, Marriott, and Hyatt. Their properties could probably be sold for $13-15 per share with one phone call, yet the stock sells for about $9. The $.84 dividend is well covered and provides a 9% current yield, and the underlying value of the business is growing. The other three companies are not REITs and do not pay large dividends, but the degrees of under-valuation are similar. In each case, the expectation of a total return of 50% over the next 2-3 years does not seem outlandish.

MORTGAGE BANKING -- Countrywide Credit has two parts to its business -- creating mortgages and servicing mortgages. Creating mortgages, to finance a home purchase or to refinance an existing mortgage, generates one-time origination fee income. Servicing involves collecting monthly payments and dealing with escrow accounts, and generates a stream of fee income over the life of the mortgage. Higher interest rates generally mean lower mortgage creation activity, thus lower origination fees, but it also means that existing mortgages remain outstanding longer so the value of the servicing "annuity" rises. As interest rates have risen in recent months, investors have focused on the negative side of this equation and ignored the positive, so Countrywide has declined from over $50 per share (where we had been sellers) to a recent $32. At this level, Countrywide sells at under 9 times this year's expected earnings and we have added significantly to our position in the low- to mid-30's. Other mortgage bankers which focus on originations, such as New Century Financial and Resource Bancshares Mortgage, are more adversely affected by higher rates, but both stocks are so severely depressed that they ought to be good contributors to our future results from today's prices.

OTHER FINANCIAL SERVICES -- Fears of higher interest rates, a slower economy, a weaker stock market, etc. have depressed several others of our financial services companies. United Asset Management is a holding company of investment management businesses whose stock sells for about 50-60% of its value in a takeover. It has operating problems that I believe are fixable, and it is buying in its own stock very aggressively. Berkshire Hathaway has fallen from over $80,000 per share to under $55,000 over the past 18 months, and now sells very close to its adjusted book value and well below its intrinsic business value. Redwood Trust sells at $13, while its portfolio has a liquidation value of $22, and its management is very intelligent, motivated, and shareholder-oriented. It has become a relatively small position in our portfolio since we own as many shares as the company's by-laws permit and our portfolio has grown while its price has shrunk. However, the risk-reward equation for Redwood and several other smaller financial companies appears to be very favorable.

UTILITIES -- Western Resources (WR) is an electric utility that has been tangled in a merger transaction with Kansas City Power and Light (KLT) for several years. During this period, regulators and politicians have complicated the process, and WR's earning power has been obscured by losses in its home security subsidiary. Western also owns over $12 per WR share of ONEOK and Hanover Compressor securities. We believe that the aggregate value of WR's assets is considerably greater than its current price of $21. In the meantime, we receive a large dividend. Citizens Utilities is also a company with great assets, selling at a significant discount to their underlying value, whose management has announced plans to restructure the company in order to recognize value. This is the same management that built and sold Century Communications and Centennial Cellular, which have contributed a significant portion of our fund's performance over the past several years.

CABLE TELEVISION AND CELLULAR TELEPHONE -- We have lost many of our cable and cellular stocks to takeovers, and those that remain are not as cheap as they used to be. Nevertheless, they are strong companies with good futures. Our favorite is Liberty Media. It is a fabulous collection of programming and other media assets, managed by John Malone. The recent FORBES cover story on Malone does a great job of explaining our attraction to Liberty.

CASH RESERVES AND MARKET TIMING -- While our cash reserves are at new lows for the year, at 27%, they are still high by mutual fund standards. Some define market timing as holding cash positions of over 5-10%. I don't agree. From my point of view, market timing is selling stocks that one likes at current prices in hopes of being able to buy them back cheaper after an expected general market decline. Holding cash in lieu of buying fully valued or over-priced stocks is not market timing, in my opinion, but the essence of value investing. Whatever your point of view on the semantics, shareholders should know that I will hold cash at times.

OUTLOOK

      As I have said regularly, there are many signs of speculative excess and naive "investment" behavior that cry out for a harsh dose of reality in the form of a market correction or bear market. However, it may not happen that way. Individual stocks and groups of stocks have already taken terrible beatings for seemingly minor offenses, such as "missing" a quarterly earnings estimate by a penny per share. The supply of credit available for speculative or over-leveraged business ventures has dried up considerably since the summer of 1998. Some investors are at least BEGINNING to raise questions about the Internet Emperors' new clothes. Fears of recession and/or higher interest rates have caused many stocks (such as the financial and real estate companies mentioned above) to drop sharply in anticipation of bad news. Maybe this "rolling correction" will take the place of an old-fashioned bear market. I don't know.

      What I do know is that over the past 25 years, buying good businesses at reasonable prices has worked well. I feel very good about our portfolio's potential for long-term returns, and I believe that these stocks will serve us well over the years, as long as we have patience.

                                                        Sincerely,

                                                        /s/ WALLACE R. WEITZ

                                                        Wallace R. Weitz
                                                        President, Portfolio
                                                        Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

       SHARES
      OR UNITS                                                                            COST          VALUE
---------------------                                                                 ------------   ------------
                        COMMON STOCKS -- 71.8%
                        AUTO SERVICES -- 0.3%
              173,000   Insurance Auto Auctions, Inc.*                                $  2,024,761   $  2,573,375
                                                                                      ------------   ------------

                        BANKING -- 13.5%
               38,000   Astoria Financial Corp.                                          1,411,130      1,168,500
              713,200   Commercial Federal Corp.                                        15,717,714     13,996,550
              250,000   East West Bancorp, Inc.                                          2,453,750      2,968,750
               20,000   First Federal Bankshares, Inc.                                     200,000        182,500
              154,000   First Place Financial Corp.                                      1,645,625      1,751,750
            1,858,100   Golden State Bancorp, Inc.*                                     37,772,173     33,329,669
              794,400   Greenpoint Financial Corp.                                      21,928,289     21,101,250
              124,000   Local Financial Corp.*                                           1,254,618      1,147,000
              619,700   North Fork Bancorporation, Inc.                                 11,814,728     12,084,150
               25,000   Roslyn Bancorp, Inc.                                               430,000        446,875
               70,000   South Jersey Financial Corp., Inc.*                                759,006      1,010,625
              100,000   Troy Financial Corp.*                                              994,436      1,081,250
              390,500   U.S. Bancorp                                                    12,483,649     11,788,219
              108,000   Virginia Capital Bancshares, Inc.                                1,387,313      1,606,500
              818,900   Washington Mutual, Inc.                                         28,473,189     23,952,825
                                                                                      ------------   ------------
                                                                                       138,725,620    127,616,413
                                                                                      ------------   ------------
                        CABLE TELEVISION -- 4.5%
              190,300   Adelphia Communications Corp. CL A*                              7,926,191     11,192,019
              453,000   Century Communications Corp. CL A*                               2,639,636     20,668,125
               32,000   Comcast Corp. Special CL A                                         138,680      1,276,000
              135,200   MediaOne Group, Inc.*                                            5,227,455      9,235,850
                                                                                      ------------   ------------
                                                                                        15,931,962     42,371,994
                                                                                      ------------   ------------
                        CONSUMER PRODUCTS AND SERVICES -- 1.0%
              200,000   American Classic Voyages Co.*                                    3,220,347      4,587,500
              169,500   LabOne, Inc.                                                     2,873,122      1,589,063
                6,650   Lady Baltimore Foods, Inc. CL A*                                   212,725        410,638
              814,500   Protection One, Inc.*                                            4,285,015      3,258,000
                                                                                      ------------   ------------
                                                                                        10,591,209      9,845,201
                                                                                      ------------   ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

       SHARES
      OR UNITS                                                                            COST          VALUE
---------------------                                                                 ------------   ------------
                        FEDERAL AGENCIES -- 3.1%
               40,000   Fannie Mae                                                    $    759,888   $  2,507,500
               50,000   Freddie Mac                                                        138,785      2,600,000
              556,000   SLM Holding Corp.                                               19,832,093     23,908,000
                                                                                      ------------   ------------
                                                                                        20,730,766     29,015,500
                                                                                      ------------   ------------
                        FINANCIAL SERVICES -- 9.6%
            1,001,000   Allied Capital Corp.                                            18,218,541     22,459,937
              150,000   American Capital Strategies, Ltd.                                2,550,000      2,775,000
                   74   Berkshire Hathaway, Inc. CL A*                                     846,038      4,070,000
               14,841   Berkshire Hathaway, Inc. CL B*                                  31,491,053     27,544,896
               21,036   Heller Financial, Inc.                                             567,451        473,310
              751,000   Imperial Credit Industries, Inc.*                               10,380,151      3,285,625
              454,500   The PMI Group, Inc.                                             13,165,488     18,577,687
               20,000   PS Group Holdings, Inc.                                            104,200        212,500
              586,700   United Asset Management Corp.                                   13,158,484     11,293,975
               60,000   United Panam Financial Corp.*                                      607,346        116,250
                                                                                      ------------   ------------
                                                                                        91,088,752     90,809,180
                                                                                      ------------   ------------
                        INFORMATION AND DATA PROCESSING -- 0.9%
              317,400   Data Transmission Network Corp.*                                 7,158,866      7,915,162
              175,000   Intelligent Systems Corp.*                                         164,183        415,625
                                                                                      ------------   ------------
                                                                                         7,323,049      8,330,787
                                                                                      ------------   ------------
                        LODGING AND GAMING -- 4.0%
              145,000   Harrah's Entertainment, Inc.*                                    2,120,444      4,023,750
            1,608,400   Hilton Hotels Corp.                                             17,751,013     15,882,950
              203,000   Mandalay Resort Group*                                           2,601,554      4,009,250
            1,085,000   Park Place Entertainment Corp.*                                  6,731,752     13,562,500
                                                                                      ------------   ------------
                                                                                        29,204,763     37,478,450
                                                                                      ------------   ------------
                        MEDIA AND ENTERTAINMENT -- 7.1%
            1,305,000   AT&T Corp. - Liberty Media Group A*                             26,253,398     48,448,125
               57,165   Chris-Craft Industries, Inc.*                                    2,353,719      3,208,386
               23,000   Daily Journal Corp.*                                               231,501        842,375
              329,500   Valassis Communications, Inc.*                                   5,673,494     14,477,406
                                                                                      ------------   ------------
                                                                                        34,512,112     66,976,292
                                                                                      ------------   ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

       SHARES
      OR UNITS                                                                            COST          VALUE
---------------------                                                                 ------------   ------------
                        MORTGAGE BANKING -- 5.6%
            1,098,200   Countrywide Credit Industries, Inc.                           $ 39,254,605   $ 35,416,950
              142,500   Franchise Mortgage Acceptance Co.*                               1,312,758      1,015,313
              781,000   Long Beach Financial Corp.*                                     10,960,618     12,398,375
               97,200   New Century Financial Corp.*                                       931,950      1,713,150
              322,000   Resource Bancshares Mtg. Grp., Inc.                              4,096,395      1,599,938
               85,882   WMF Group, Limited*                                                601,423        295,219
                                                                                      ------------   ------------
                                                                                        57,157,749     52,438,945
                                                                                      ------------   ------------

                        PRINTING SERVICES -- 0.4%
              271,100   Mail-Well, Inc.*                                                 3,676,975      3,761,512
                                                                                      ------------   ------------

                        REAL ESTATE AND CONSTRUCTION -- 1.9%
            1,089,900   Catellus Development Corp.*                                     14,594,016     12,806,325
              246,200   Forest City Enterprises, Inc. CL A                               5,137,132      5,493,337
               10,000   Syntroleum Corp.*                                                   31,917         70,625
                                                                                      ------------   ------------
                                                                                        19,763,065     18,370,287
                                                                                      ------------   ------------
                        REAL ESTATE INVESTMENT TRUSTS -- 4.2%
              400,000   Capital Automotive REIT                                          4,654,203      4,950,000
              100,000   Dynex Capital, Inc.                                              1,803,500        675,000
              407,830   Fortress Investment Corp.                                        8,037,274      6,933,110
              245,500   Hanover Capital Mortgage Holdings, Inc.                          3,709,440        982,000
               24,000   Healthcare Financial Partners Units**                            2,400,000      2,400,000
            1,597,400   Host Marriott Corp.                                             14,746,785     15,175,300
              190,000   Imperial Credit Commercial Mtg. Inv. Corp.                       1,700,500      2,090,000
              367,300   NovaStar Financial, Inc.                                         6,013,405      1,285,550
              423,952   Redwood Trust, Inc.                                              9,571,344      5,484,879
                                                                                      ------------   ------------
                                                                                        52,636,451     39,975,839
                                                                                      ------------   ------------
                        RESTAURANTS -- 0.4%
              239,100   CBRL Group, Inc.                                                 3,816,426      3,706,050
                                                                                      ------------   ------------

                        RETAIL DISCOUNT -- 0.8%
              330,000   Consolidated Stores Corp.*                                       5,232,089      7,280,625
                                                                                      ------------   ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

       SHARES
      OR UNITS                                                                            COST          VALUE
---------------------                                                                 ------------   ------------
                        TELECOMMUNICATIONS -- 9.7%
               84,900   Alltel Corp.                                                  $  2,046,370   $  5,974,838
              130,064   Centennial Cellular Corp. CL A*                                  1,877,622      5,909,783
              236,850   Corecomm, Limited*                                               1,350,198      7,801,247
              560,900   Telephone and Data Systems, Inc.                                28,252,838     49,814,931
              325,100   United States Cellular Corp.*                                   13,763,339     22,106,800
                                                                                      ------------   ------------
                                                                                        47,290,367     91,607,599
                                                                                      ------------   ------------
                        UTILITIES -- 4.8%
            2,349,200   Citizens Utilities Co. CL B*                                    24,148,934     26,575,325
              883,000   Western Resources, Inc.                                         22,474,617     18,874,125
                                                                                      ------------   ------------
                                                                                        46,623,551     45,449,450
                                                                                      ------------   ------------
                        Total Common Stocks                                            586,329,667    677,607,499
                                                                                      ------------   ------------

                        WARRANTS -- 0.0%
              399,500   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00               31,211         24,969
              370,000   NovaStar Financial, Inc., Expiring 2/03/01                         185,000         46,250
                                                                                      ------------   ------------
                                                                                           216,211         71,219
                                                                                      ------------   ------------

                        CONVERTIBLE PREFERRED STOCKS -- 0.4%
              500,000   NovaStar Financial, Inc. 7% Pfd. Class B Cumulative              3,500,000      3,500,000
                                                                                      ------------   ------------

        FACE
       AMOUNT
---------------------
                        U.S. GOVERNMENT AND AGENCY SECURITIES -- 2.2%
          $ 3,000,000   U.S. Treasury Note 5.50% 3/31/00                                 2,998,692      3,006,564
            2,000,000   Fannie Mae 6.625% 7/12/00                                        2,000,000      2,013,078
           10,000,000   Freddie Mac 5.0% 2/15/01                                         9,887,113      9,876,960
            2,500,000   Federal Home Loan Bank 6.44% 11/28/05                            2,502,463      2,491,722
            3,000,000   Fannie Mae 6.56% 11/26/07                                        3,000,000      2,918,859
                                                                                      ------------   ------------
                                Total U.S. Government and Agency Securities             20,388,268     20,307,183
                                                                                      ------------   ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

        FACE
       AMOUNT                                                                             COST          VALUE
---------------------                                                                 ------------   ------------
                        SHORT-TERM SECURITIES -- 26.4%
          $26,381,547   Norwest U.S. Government Money Market Fund                     $ 26,381,547   $ 26,381,547
            5,500,000   Freddie Mac Discount Note 10/20/99                               5,484,986      5,485,078
            9,100,000   U.S. Treasury Bill 10/28/99                                      9,068,594      9,070,653
           34,000,000   U.S. Treasury Bill 11/04/99                                     33,856,160     33,857,098
           23,000,000   U.S. Treasury Bill 11/12/99                                     22,883,007     22,881,389
           25,000,000   Freddie Mac Discount Note 11/22/99                              24,825,583     24,815,100
           10,000,000   Freddie Mac Discount Note 12/09/99                               9,904,933      9,901,100
           30,807,000   Fannie Mae Discount Note 12/10/99                               30,498,502     30,497,913
           38,342,000   Fannie Mae Discount Note 2/14/00                                37,548,236     37,554,034
           50,000,000   Fannie Mae Discount Note 2/25/00                                48,877,083     48,889,350
                                                                                      ------------   ------------
                                Total Short-Term Securities                            249,328,631    249,333,262
                                                                                      ------------   ------------
                                Total Investments in Securities                       $859,762,777    950,819,163
                                                                                      ============   ------------
                        Other Liabilities in Excess of Other Assets -- (0.8%)                          (7,747,558)
                                                                                                     ------------
                                Total Net Assets -- 100%                                             $943,071,605
                                                                                                     ============
                                Net Asset Value Per Share                                            $      18.89
                                                                                                     ============

* Non-income producing
** Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

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
                              WEITZ PARTNERS, INC.
                              PARTNERS VALUE FUND

                                YEAR 2000 UPDATE

      Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

      Weitz's local area network is comprised of a single file server, two application servers, and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced its entire network within the past two years. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. Because of recent growth and the need for certain increased efficiencies and technological capabilities, Weitz has recently changed some of its third party service providers. This process has involved obtaining assurances about the Year 2000 readiness of the new providers.

      With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.

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